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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): APRIL 27, 2004

                                 Husker Ag, LLC
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             (Exact name of Registrant as specified in its charter)

        NEBRASKA                    333-60580                    47-0836953
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(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)

            54048 HIGHWAY 20
              P.O. BOX 10
          PLAINVIEW, NEBRASKA                                       68769
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (402) 582-4446

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not Applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not Applicable.

ITEM 5. OTHER EVENTS.

HUSKER AG ANNOUNCES DISTRIBUTION

      The Company's Board of Directors has declared a distribution of $200.00 per membership unit to members of record as of May 7, 2004 for a total distribution of $3,063,600 based on 15,318 membership units issued and outstanding. The Company will pay the distribution on or before June 7, 2004. The Company's lender, Stearns Bank, N.A., approved this distribution as required under the Company's loan documents with the Bank described above. Attached hereto as Exhibit 99.2 and incorporated herein by reference, is a press release concerning the announced distribution.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

Not Applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Not Applicable

ITEM 8. CHANGE IN FISCAL YEAR

Not Applicable.

ITEM 9. REGULATION FD DISCLOSURE

Not Applicable.

ITEM 10. AMENDMENT TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

Not Applicable.

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
PLANS

Not Applicable.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

Not Applicable.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        HUSKER AG, LLC


Dated:  April 27, 2004                  By: /s/ Scott Carpenter
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                                           Scott Carpenter, Vice-Chairman of the
                                           Board